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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1998, appearing on page F-1 which is incorporated by reference in Documentum, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSE COOPERS LLP
San Jose, California
August 18, 1998